Exhibit 99.1

News Release

International Paper Announces overwhelming Shareholder Approval in connection with the Proposed Acquisition of DS Smith

MEMPHIS, Oct. 11, 2024 /PRNewswire/ — International Paper (NYSE: IP) is pleased to announce today that it received the necessary shareholder approval for its pending acquisition of DS Smith (LSE: DSS) (the “Combination”). Earlier this week, DS Smith also received the necessary shareholder approval for the Combination.

International Paper will report the final vote results of the special shareholder meeting in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). International Paper and DS Smith continue to expect the Combination to close late in the fourth quarter of 2024, subject to regulatory clearance and other customary closing conditions.

“The overwhelming approval from both DS Smith and IP shareholders confirms the strong support of this combination,” said Andy Silvernail, Chairman and CEO of International Paper. “Bringing the two companies together will create a true global leader of sustainable packaging solutions which will drive significant value for our employees, customers and shareholders.”

About International Paper

International Paper (NYSE: IP) is a global provider of renewable fiber-based packaging and pulp products, and one of the world’s largest recyclers. Headquartered in Memphis, Tenn., we employ approximately 39,000 colleagues globally who are committed to creating what’s next. We serve customers worldwide, with manufacturing operations in North America, Europe, Latin America and North Africa. Net sales for 2023 were $18.9 billion. Additional information can be found by visiting internationalpaper.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical in nature may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance and reflect management’s current views and speak only as to the dates the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. All statements, other than statements of historical fact, are forward-looking statements, including, but not limited to, statements regarding the anticipated financial results, economic conditions, industry trends, future prospects and the execution and consummation of corporate transactions or contemplated acquisitions including the Combination. Factors which could cause actual results to differ include but are not limited to: (i) our ability to consummate and achieve the benefits expected from, and other risks associated with, acquisitions, joint ventures, divestitures, spinoffs, capital investments and other corporate transactions, including, but not limited to, the Combination and our ability to integrate and implement our plans, forecasts, and other expectations with respect to the combined company; (ii) uncertainty as to whether or when the Combination may be completed, if at all; (iii) risks with respect to climate change and global, regional, and local weather conditions, as well as risks related to our targets and goals with respect to climate change and the emission of greenhouse gases (“GHG”) and other environmental, social and governance matters, including our ability to meet such targets and goals; (iv) loss contingencies and pending, threatened or future litigation, including with respect to environmental related matters; (v) the level of our indebtedness, risks associated with our variable rate debt, and changes in interest rates (including the impact of interest rate levels); (vi) the impact of global and domestic economic conditions and industry conditions, including with respect to current negative macroeconomic conditions, inflationary pressures and changes in the cost or availability of raw materials, energy sources and transportation sources, supply chain shortages and disruptions, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products, and conditions impacting the credit, capital and financial markets; (vii) risks arising from conducting business internationally, domestic and global geopolitical conditions, military conflict (including the Russia/Ukraine conflict, the conflict in the Middle East, the possible expansion of such conflicts, and the potential geopolitical and economic consequences associated therewith), changes in currency exchange rates, trade protectionist policies, downgrades in our credit ratings, and/or the credit ratings of banks issuing certain letters of credit, issued by recognized credit rating organizations; (viii) the amount of our future pension funding obligations, and pension and healthcare costs; (ix) the costs of compliance, or the failure to comply with, existing and new environmental (including with respect to climate change and GHG emissions), tax, labor and employment, privacy, anti-bribery and anti-corruption, and other U.S. and non-U.S. governmental laws and regulations; (x) any material disruption at any of our manufacturing facilities or other adverse impact on our operations due to severe weather, natural disasters, climate change or other causes; (xi) our ability to realize expected benefits and cost savings associated with restructuring initiatives; (xii) cybersecurity and information technology risks, including as a result of security breaches and cybersecurity incidents; (xiii) our exposure to claims under our agreements with Sylvamo Corporation; (xiv) our failure to realize the anticipated benefits of the spin-off of Sylvamo Corporation and the qualification of such spin-off as a tax-free transaction for U.S. federal income tax purposes; and (xv) our ability to attract and retain qualified personnel. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and other reports filed with the SEC. In addition, other risks and uncertainties not presently known to IP or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. IP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

IP’s Definitive Proxy Statement filed with the SEC on September 12, 2024, as supplemented on October 1, 2024 (the “Proxy Statement”) relating to the issuance by International Paper of new shares of common stock, par value $1.00 per share to the shareholders of DS Smith in connection with the Combination (the “Share Issuance”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, and June 30, 2024, contain additional information regarding forward-looking statements and other risk factors with respect to IP.

Additional Information

This press release may be deemed to be solicitation material in respect of the Combination, including the Share Issuance. To the extent IP effects the Combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance does not require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that IP determines to conduct the Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT IP, THE COMBINATION, THE SHARE ISSUANCE, AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed by IP with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by IP with the SEC at https://www.internationalpaper.com/investors.